Quarterly Financial Data Supplement (Unaudited) Fourth Quarter 2007

See disclosure of explanation of TSFG’s use of certain Non-GAAP financial measures in the earnings release.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES FOURTH QUARTER 2007 FINANCIAL SUMMARY

Changes vs. prior quarter, unless indicated otherwise:

Quarterly EPS

•	Net income of $9.0 million, or $0.12 per diluted share

•	Operating earnings of $10.9 million, or $0.15 per diluted share

•	Fourth quarter 2007 provision for credit losses increased to $31.9 million (up from $10.5 million for the prior quarter), primarily due to weakening credit expectations and a $7.9 million additional provision for the previously-disclosed Penland Development loans

•	Average diluted shares of 72.9 million, down 1.0% versus prior quarter; down 3.7% versus prior year

Revenue

•	Total revenue, defined as net interest income plus noninterest income, of $123.7 million

— Non-operating items: $1.3 million net loss on securities for other than temporary impairment

•	Operating revenues of $126.5 million, down $1.5 million

•	Tax-equivalent net interest income of $96.5 million, down $1.9 million

— Net interest margin of 3.09%, down 3 basis points from 3.12% for the prior quarter

— Average earning assets of $12.4 billion, down 3.9% linked-quarter annualized

•	Operating noninterest income of $30.0 million, up $399,000

— Increase of $557,000 or 1.9% from prior year

Average Balance Sheet Growth

•	Average loans, up 4.8% linked-quarter annualized

•	Average securities, down $242.0 million since prior quarter; down $673.5 million since 4Q06

•	Average customer funding, defined as total deposits less brokered deposits plus customer sweeps, down 6.0% linked-quarter annualized

•	Average wholesale borrowings, including brokered deposits and excluding customer sweeps, up 0.4% linked-quarter annualized

Noninterest Expenses and Operating Efficiency

•	Noninterest expenses of $80.5 million

— Non-operating items: $881,000 reserve for Visa-related litigation losses and $499,000 loss on early extinguishment of debt

•	Operating noninterest expenses of $79.1 million, up $1.7 million

— Decrease of $5.1 million or 6.0% from prior year

•	Cash operating efficiency of 61.1%, an increase from 59.0% for the prior quarter

Credit Quality

•	Provision for credit losses of $31.9 million, up $21.4 million from prior quarter; $23.1 million from prior year

•	Net loan charge-offs of $23.7 million, or 0.92% annualized as a % of average loans held for investment

— Includes $9.2 million related to the Penland Development loans

— Excluding the Penland Development loans, net loan charge-offs of 0.57%

•	Nonperforming assets of $89.9 million or 0.88% of loans held for investment and foreclosed property

— Includes $2.0 million related to the Penland Development loans

•	Allowance for credit losses of $128.7 million or 1.26% of loans held for investment

Capital

•	Tangible equity to tangible asset ratio of 6.61%, up from 6.47% at September 30, 2007

•	Tangible equity per share of $12.04, up from $11.90 at September 30, 2007

•	Repurchased 600,000 shares 4Q07 and 3.6 million shares for full-year 2007

•	Called approximately $25 million of trust preferred securities; approximately $125 million for full-year 2007

•	After-tax unrealized loss on available for sale securities decreased $8.0 million from prior quarter

•	Tier 1 capital ratio of 9.52%, down from 9.89% at September 30, 2007
1

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME (dollars in thousands, except share data) (unaudited)

	Three Months Ended

	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06

Interest Income
Interest and fees on loans	$190,846	$195,393	$191,961	$186,628	$187,385
Interest and dividends on securities:
Taxable	22,431	25,390	26,879	28,825	29,876
Exempt from federal income taxes	2,809	2,856	2,888	3,048	3,125

Total interest and dividends on securities	25,240	28,246	29,767	31,873	33,001
Interest on short-term investments	64	100	97	141	144

Total interest income	216,150	223,739	221,825	218,642	220,530

Interest Expense
Interest on deposits	93,253	94,497	92,066	88,479	82,716
Interest on borrowed funds	27,949	32,468	33,238	35,625	41,160

Total interest expense	121,202	126,965	125,304	124,104	123,876

Net Interest Income	94,948	96,774	96,521	94,538	96,654
Provision for Credit Losses	31,926	10,504	17,125	9,013	8,838

Net interest income after provision for credit losses	63,022	86,270	79,396	85,525	87,816
Noninterest Income	28,741	29,917	27,683	26,970	29,233
Noninterest Expenses	80,481	78,739	80,151	81,477	89,998

Income before income taxes	11,282	37,448	26,928	31,018	27,051
Income tax expense	2,293	11,609	8,998	10,500	3,500

Net Income	$8,989	$25,839	$17,930	$20,518	$23,551

Average common shares outstanding, basic	72,571,612	73,146,211	74,050,115	74,736,832	75,161,032
Average common shares outstanding, diluted	72,875,062	73,605,752	74,397,091	75,244,968	75,701,120
Net income per common share, basic	$0.12	$0.35	$0.24	$0.27	$0.31
Net income per common share, diluted	0.12	0.35	0.24	0.27	0.31
Cash dividends declared per common share	0.19	0.18	0.18	0.18	0.18
2

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES DETAILS FOR NONINTEREST INCOME AND NONINTEREST EXPENSES (dollars in thousands) (unaudited)

	Three Months Ended

	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06

Noninterest Income
Service charges on deposit accounts	$11,470	$11,213	$11,223	$10,613	$10,704
Debit card income, net (1)	1,938	1,838	1,839	1,567	1,451
Customer service fee income	1,422	1,533	1,402	1,291	1,267

Total customer fee income	14,830	14,584	14,464	13,471	13,422

Retail investment services, net (2)	2,103	2,064	2,021	1,714	1,394
Insurance income	2,906	2,839	2,987	3,297	3,411
Trust and investment management income	1,625	1,642	1,734	1,594	1,506
Benefits administration fees	881	889	749	742	722

Total wealth management income	7,515	7,434	7,491	7,347	7,033

Mortgage banking income	1,273	834	1,877	2,069	2,224
Bank-owned life insurance	3,065	2,974	4,454	2,851	2,932
Merchant processing income, net	829	928	771	735	527
Gain (loss) on certain derivative activities	5	198	(1,497)	97	596
Other	2,512	2,678	2,360	1,785	2,738

Operating noninterest income (noninterest income, excluding non-operating items)	30,029	29,630	29,920	28,355	29,472

Gain (loss) on securities	(1,288)	287	(2,237)	(1,385)	(239)

Non-operating noninterest income (loss)	(1,288)	287	(2,237)	(1,385)	(239)

Total noninterest income	$28,741	$29,917	$27,683	$26,970	$29,233

Noninterest Expenses
Salaries and wages	$33,220	$34,535	$34,258	$35,072	$35,188
Employee benefits	9,232	8,862	9,245	9,759	8,927
Occupancy	8,783	8,723	8,545	8,608	8,856
Furniture and equipment	6,590	6,543	6,486	6,462	6,579
Professional services	3,767	4,278	4,914	4,103	5,637
Advertising and business development	2,054	1,443	1,973	1,931	2,937
Telecommunications	1,453	1,404	1,418	1,393	1,384
Amortization of intangibles	1,853	1,907	2,136	2,001	2,156
Other	12,149	9,745	10,399	10,388	12,523

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	79,101	77,440	79,374	79,717	84,187

Employment contract buyouts and severance	—	—	546	1,760	4,990
Loss on early extinguishment of debt	499	1,299	231	—	821
Visa-related litigation	881	—	—	—	—

Non-operating noninterest expenses	1,380	1,299	777	1,760	5,811

Total noninterest expenses	$80,481	$78,739	$80,151	$81,477	$89,998

(1)	In fourth quarter 2007, TSFG began presenting its debit card income net of related expenses. Debit card expense totaled (in thousands) $582 for fourth quarter 2007, $607 for third quarter 2007, $564 for second quarter 2007, $610 for first quarter 2007, and $747 for fourth quarter 2006. Amounts presented for prior periods have been reclassified to conform to current presentation.

(2)	In fourth quarter 2007, TSFG began presenting its retail investment services income net of certain revenue sharing arrangements with a third party. Such amounts for these arrangements totaled (in thousands) $242 for fourth quarter 2007, $249 for third quarter 2007, $261 for second quarter 2007, $244 for first quarter 2007, and $277 for fourth quarter 2006. Amounts presented for prior periods have been reclassified to conform to current presentation.
3

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS (dollars in thousands) (unaudited)

	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06

Assets
Cash and due from banks	$290,974	$221,529	$267,005	$257,884	$326,567
Interest-bearing bank balances	5,551	520	263	7,012	31,264
Federal funds sold and securities purchased to resell	—	—	—	50,000	—
Securities
Available for sale	1,986,212	2,323,241	2,433,341	2,546,047	2,743,456
Held to maturity	39,691	41,174	41,892	46,217	52,308

Total securities	2,025,903	2,364,415	2,475,233	2,592,264	2,795,764

Loans held for sale	17,867	19,572	35,718	33,519	28,556
Loans held for investment	10,213,420	10,173,237	10,029,228	9,898,134	9,701,867
Less: Allowance for loan losses	(126,427)	(118,861)	(125,545)	(113,736)	(111,663)

Net loans held for investment	10,086,993	10,054,376	9,903,683	9,784,398	9,590,204

Premises and equipment, net	233,852	226,784	224,951	223,738	219,163
Accrued interest receivable	70,464	73,383	75,851	72,801	77,523
Goodwill	651,003	650,637	650,544	650,536	650,492
Other intangible assets, net	27,179	29,032	30,939	33,075	35,076
Other assets	467,798	459,973	475,488	452,920	455,907

	$13,877,584	$14,100,221	$14,139,675	$14,158,147	$14,210,516

Liabilities and Shareholders’ Equity
Liabilities
Deposits
Noninterest-bearing	$1,127,657	$1,164,312	$1,244,834	$1,286,800	$1,280,908
Interest-bearing	8,660,911	8,337,357	8,840,972	8,664,408	8,235,832

Total deposits	9,788,568	9,501,669	10,085,806	9,951,208	9,516,740
Short-term borrowings	1,637,550	2,070,581	1,432,650	1,607,533	1,768,719
Long-term debt	698,340	732,203	857,248	809,290	1,130,475
Accrued interest payable	69,288	73,418	77,751	77,380	68,940
Other liabilities	133,530	174,098	168,033	151,126	163,610

Total liabilities	12,327,276	12,551,969	12,621,488	12,596,537	12,648,484

Shareholders’ equity
Preferred stock	—	—	—	—	—
Common stock	72,455	72,971	73,699	74,673	75,341
Surplus	1,107,601	1,116,361	1,129,499	1,150,288	1,167,685
Retained earnings	386,061	391,019	378,399	373,788	367,261
Guarantee of employee stock ownership plan debt	—	—	(39)	(95)	(151)
Accumulated other comprehensive loss, net of income tax	(15,809)	(32,099)	(63,371)	(37,044)	(48,104)

Total shareholders’ equity	1,550,308	1,548,252	1,518,187	1,561,610	1,562,032

	$13,877,584	$14,100,221	$14,139,675	$14,158,147	$14,210,516

4

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES INVESTMENT SECURITIES PORTFOLIO ANALYSIS (dollars in thousands) (unaudited)

	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06

Investment Securities Portfolio
Available for sale (at fair value):
U.S. Treasury	$27,592	$168,614	$167,195	$167,295	$166,719
U.S. Government agencies	503,571	659,681	650,581	657,708	653,034
Agency mortgage-backed securities	1,088,427	1,119,547	1,158,498	1,246,384	1,400,288
State and municipal	302,586	303,388	308,070	315,372	341,488
Other investments (1)	64,036	72,011	148,997	159,288	181,927

Total available for sale securities	1,986,212	2,323,241	2,433,341	2,546,047	2,743,456

Held to maturity (at amortized cost)	39,691	41,174	41,892	46,217	52,308

Total securities	$2,025,903	$2,364,415	$2,475,233	$2,592,264	$2,795,764

Total securities as a percentage of total assets	14.6%	16.8%	17.5%	18.3%	19.7%

	December 31, 2007

	Amortized Cost	Percentage of Total	Duration	Book Yield

Debt Securities
U.S. Treasury	$27,082	1.4%	4.3	3.96%
U.S. Government agencies	502,659	25.3	0.6	5.22
Agency mortgage-backed securities:
Collateralized mortgage obligations	834,467	41.9	5.3	4.56
Adjustable rate mortgages	195,994	9.8	2.1	4.99
Pass-through	107,889	5.4	3.1	4.79
State and municipal	302,775	15.2	2.9	4.86
Corporate bonds	20,775	1.0	3.9	5.74

Total available for sale debt securities	$1,991,641	100.0%	3.3	4.83%

Fixed interest rate:
Agency mortgage-backed securities	$940,828	47.2%	5.1	4.58%
Other	828,343	41.6	1.7	5.01
Variable interest rate:
Agency mortgage-backed securities	197,523	9.9	2.0	4.99
Other	24,947	1.3	0.2	6.76

Total available for sale debt securities	$1,991,641	100.0%	3.3	4.83%

Projected Cash Flows for Debt Securities

	Roll-Off Yield	Projected Annual Cash Flows by Interest Rate Scenario

Year		Current	Up 1.00%	Down 1.00%

2008	4.49%	$381,016	$157,403	$1,101,968
2009	4.71	287,087	146,595	290,084

Projected Interest Rate Shock for Debt Securities

Interest Rate Scenario	Estimated Impact on Fair Value	Duration

Up 2.00%	(8.2)%	5.1
Up 1.00%	(3.8)	4.5
Flat	—	3.3
Down 1.00%	2.8	2.3
Down 2.00%	4.4	1.0

The estimated decrease in fair value for a five year U.S. Treasury Note when interest rates increase 100 basis points is 4.44%.

(1)	Other investments in available for sale securities includes corporate bonds, FHLB stock, community bank stocks, and other equity securities. Also, excludes certain other investments recorded in other assets totaling $16.4 million.
5

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES LOAN PORTFOLIO COMPOSITION BASED ON LOAN PURPOSE AND LOAN GROWTH (dollars in thousands) (unaudited)

	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06

Commercial Loans
Commercial and industrial	$2,759,492	$2,693,973	$2,569,628	$2,596,705	$2,491,210
Owner - occupied real estate	1,070,376	1,042,131	961,806	883,738	830,179
Commercial real estate	4,158,384	4,178,653	4,258,837	4,209,149	4,171,631

	7,988,252	7,914,757	7,790,271	7,689,592	7,493,020

Consumer Loans
Indirect - sales finance	699,014	707,819	684,053	666,801	660,401
Consumer lot loans	311,386	334,971	350,539	353,694	357,325
Direct retail	94,228	97,289	96,768	97,786	98,181
Home equity	548,928	532,640	530,620	514,963	512,881

	1,653,556	1,672,719	1,661,980	1,633,244	1,628,788

Mortgage Loans	571,612	585,761	576,977	575,298	580,059

Total loans held for investment	$10,213,420	$10,173,237	$10,029,228	$9,898,134	$9,701,867

Percentage of Loans Held for Investment
Commercial and industrial	27.0%	26.5%	25.6%	26.2%	25.7%
Owner - occupied real estate	10.5	10.2	9.6	8.9	8.6
Commercial real estate	40.7	41.1	42.5	42.5	43.0
Consumer	16.2	16.4	16.6	16.5	16.7
Mortgage	5.6	5.8	5.7	5.9	6.0

Total	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended

	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06

Growth in Loans Held for Investment (1)
Growth vs. prior quarter, annualized	1.6%	5.7%	5.3%	8.2%	7.8%
Growth year-to-date, annualized	5.3	6.5	6.8	8.2	2.8

Growth in Loans Held for Investment, Excluding Changes from Acquisitions and Dispositions (1)
Organic growth vs. prior quarter, annualized	1.6%	5.7%	5.3%	8.2%	7.8%
Organic growth year-to-date, annualized	5.3	6.5	6.8	8.2	6.6

(1)	At September 30, 2006 and December 31, 2005, loans held for investment totaled $9,513,833 and $9,439,935, respectively. Non organic change of $410,628 in the first nine months of 2006 related to the sale of indirect auto loans and the origination and transfer of indirect auto loans originally held for sale to held to investment.
6

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CREDIT QUALITY AND ALLOWANCE FOR CREDIT LOSSES
(dollars in thousands) (unaudited)

	At and for the Three Months Ended

	12/31/07		9/30/07		6/30/07		3/31/07		12/31/06

Credit Quality
Loans held for investment	$10,213,420		$10,173,237		$10,029,228		$9,898,134		$9,701,867
Allowance for loan losses	126,427		118,861		125,545		113,736		111,663
Allowance for credit losses	128,695		120,424		126,721		114,822		112,688
Nonperforming loans (1)	81,631		53,257		41,527		43,222		37,168
Foreclosed property (other real estate owned and personal property repossessions)	8,276		5,658		4,028		3,572		4,341

Nonperforming assets	$89,907		$58,915		$45,555		$46,794		$41,509

Nonperforming loans as a % of loans held for investment	0.80%		0.52%		0.41%		0.44%		0.38%
Nonperforming assets as a % of loans held for investment and foreclosed property	0.88		0.58		0.45		0.47		0.43
Allowance for loan losses as a % of loans held for investment	1.24		1.17		1.25		1.15		1.15
Allowance for credit losses as a % of loans held for investment	1.26		1.18		1.26		1.16		1.16
Allowance for loan losses to nonperforming loans	1.55	x	2.23	x	3.02	x	2.63	x	3.00	x
Impaired loans (1)	$68,102		$38,060		$33,596		$36,403		$28,733
Specific allowance for impaired loans	11,340		11,010		9,414		7,716		6,686
Loans past due 90 days or more (mortgage and consumer with interest accruing)	5,349		2,629		2,503		193		3,129
Net loan charge-offs	23,655		16,801		5,226		6,879		6,499
Average loans held for investment	10,164,807		10,042,419		9,947,636		9,783,328		9,589,732
Net loan charge-offs as a % of average loans held for investment (annualized)	0.92%		0.66%		0.21%		0.29%		0.27%

Allowance for Loan Losses
Balance at beginning of period	$118,861		$125,545		$113,736		$111,663		$109,401
Provision for loan losses	31,221		10,117		17,035		8,952		8,761
Loans charged-off	(25,249)		(17,926)		(7,622)		(8,611)		(9,197)
Recoveries of loans previously charged-off	1,594		1,125		2,396		1,732		2,698

Balance at end of period	$126,427		$118,861		$125,545		$113,736		$111,663

Reserve for Unfunded Lending Commitments
Balance at beginning of period	$1,563		$1,176		$1,086		$1,025		$948
Provision for unfunded lending commitments	705		387		90		61		77

Balance at end of period	$2,268		$1,563		$1,176		$1,086		$1,025

Allowance for Credit Losses
Balance at beginning of period	$120,424		$126,721		$114,822		$112,688		$110,349
Provision for credit losses	31,926		10,504		17,125		9,013		8,838
Loans charged-off	(25,249)		(17,926)		(7,622)		(8,611)		(9,197)
Recoveries of loans previously charged-off	1,594		1,125		2,396		1,732		2,698

Balance at end of period	$128,695		$120,424		$126,721		$114,822		$112,688

(1) At December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, these credit quality indicators (nonperforming loans and impaired loans) included $1.7 million, $1.9 million, $1.9 million, $1.9 million, and $500,000, respectively, in restructured loans.

7

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMMERCIAL REAL ESTATE LOANS
(unaudited)

	12/31/07 CRE Loans by Geography (dollars in millions)

	SC, Excl Coastal	Coastal SC	Western NC	Central FL	North FL	South FL	Tampa Bay	Total CRE Loans	% of Loans HFI

CRE Loans by Product Type:
Completed income property	$437	$232	$460	$177	$320	$168	$206	$2,000	20%
Residential A&D	106	83	169	80	134	5	90	667	6
Commercial A&D	81	44	66	67	74	76	118	526	5
Commercial construction	145	88	35	60	30	21	93	472	5
Residential construction	36	44	78	26	37	13	28	262	3
Undeveloped land	30	38	61	36	34	1	31	231	2

Total CRE Loans	$835	$529	$869	$446	$629	$284	$566	$4,158	41%

% of Total Loans HFI	8%	5%	9%	4%	6%	3%	6%	41%

	12/31/07 CRE Nonaccrual Loans by Geography (dollars in millions)

	SC, Excl Coastal	Coastal SC	Western NC	Central FL	North FL	South FL	Tampa Bay	Total CRE NAL	% of NAL(1)

CRE Nonaccrual Loans by Product Type:
Completed income property	$2.6	$1.1	$3.0	$2.0	$—	$—	$0.1	$8.8	11%
Residential A&D	1.0	3.3	3.2	—	0.1	0.5	8.7	16.8	21
Commercial A&D	—	—	1.2	—	—	—	3.0	4.2	5
Commercial construction	—	—	—	—	—	—	—	—	—
Residential construction	0.4	—	1.0	—	—	—	—	1.4	2
Undeveloped land	—	—	0.6	—	—	0.1	4.7	5.4	7

Total CRE Nonaccrual Loans	$4.0	$4.4	$9.0	$2.0	$0.1	$0.6	$16.5	$36.6	46%

CRE Nonaccrual Loans as % of Total Nonaccrual Loans (1)	5%	5%	11%	3%	0%	1%	21%	46%

(1) Calculated as a percent of nonaccrual loans, which totaled $80.2 million at Decenber 31, 2007.
8

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF LOANS IN PENLAND DEVELOPMENT
(dollars in thousands) (unaudited)

	At and for the Year Ended December 31, 2007

	# of Loans	Outstanding Balance	Charge-offs	Net Balance	Nonaccrual	Allocated Allowance

Lot loans	93	$17,422	$15,702	$1,720	$1,720	$—
Development loans	2	3,007	2,707	300	300	—

Total	95	$20,429	$18,409	$2,020	$2,020	$—

CREDIT QUALITY - Excluding the Penland Development Loans

	At and for the Year Ended December 31, 2007

	As reported (GAAP)		Adjustment for Penland Dev. Loans	Excluding Penland loans (Non-GAAP)

Loans held for investment	$10,213,420		$(2,020)	$10,211,400
Allowance for loan losses	(126,427)		—	(126,427)
Allowance for credit losses	(128,695)		—	(128,695)

Nonperforming loans	$81,631		$(2,020)	79,611
Foreclosed property (other real estate owned and personal property repossessions)	8,276		—	8,276

Nonperforming assets	$89,907		$(2,020)	$87,887

Nonperforming loans as a % of loans held for investment	0.80%			0.78%
Nonperforming assets as a % of loans held for investment and foreclosed property	0.88			0.86
Allowance for loan losses as a % of loans HFI	1.24			1.24
Allowance for credit losses as a % of loans HFI	1.26			1.26
Allowance for loan losses to nonperforming loans	1.55	x		1.59	x
Loans past due 90 days or more (mortgage and consumer with interest accruing)	$5,349		$—	$5,349
Net loan charge-offs:
Three months ended	23,655		(9,178)	14,477
Year to date	52,561		(18,409)	34,152
Net loan charge-offs as a % of average loans held for investment (annualized):
Three months ended	0.92%			0.57%
Year to date	0.53			0.34
9

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
TYPES OF CUSTOMER FUNDING AND CUSTOMER FUNDING GROWTH
(dollars in thousands) (unaudited)

	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06

Noninterest-bearing	$1,127,657	$1,164,312	$1,244,834	$1,286,800	$1,280,908
Interest-bearing checking	1,117,850	1,100,428	1,177,609	1,198,714	1,208,125
Money market accounts	2,188,261	2,184,822	2,245,466	2,374,242	2,435,413
Savings accounts	158,092	169,091	177,289	184,283	181,192
Time deposits under $100,000	1,442,030	1,384,094	1,363,462	1,320,108	1,272,056
Time deposits of $100,000 or more	1,496,270	1,515,417	1,583,653	1,609,572	1,514,615

Customer deposits (1)	7,530,160	7,518,164	7,792,313	7,973,719	7,892,309
Brokered deposits	2,258,408	1,983,505	2,293,493	1,977,489	1,624,431

Total deposits	9,788,568	9,501,669	10,085,806	9,951,208	9,516,740
Less: Brokered deposits	(2,258,408)	(1,983,505)	(2,293,493)	(1,977,489)	(1,624,431)
Add: Customer sweeps	648,311	599,021	556,622	479,698	500,288

Customer funding (2)	$8,178,471	$8,117,185	$8,348,935	$8,453,417	$8,392,597

Percentage of Deposits
Noninterest-bearing	11.5%	12.2%	12.3%	12.9%	13.4%
Interest-bearing checking	11.4	11.6	11.7	12.0	12.7
Money market accounts	22.4	23.0	22.3	23.9	25.6
Savings accounts	1.6	1.8	1.8	1.8	1.9
Time deposits under $100,000	14.7	14.6	13.5	13.3	13.4
Time deposits of $100,000 or more	15.3	15.9	15.7	16.2	15.9

Customer deposits (1)	76.9	79.1	77.3	80.1	82.9
Brokered deposits	23.1	20.9	22.7	19.9	17.1

Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended

	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06

Growth vs. Prior Quarter, Annualized (3)
Noninterest-bearing	(12.5)%	(25.7)%	(13.1)%	1.9%	6.1%
Total deposits	12.0	(23.0)	5.4	18.5	14.5
Customer funding (2)	3.0	(11.0)	(5.0)	2.9	10.0

Growth Year-To-Date, Annualized (4)
Noninterest-bearing	(12.0)%	(12.2)%	(5.7)%	1.9%	(12.2)%
Total deposits	2.9	(0.2)	12.1	18.5	3.1
Customer funding (2)	(2.6)	(4.4)	(1.0)	2.9	2.3

(1)	Total deposits less brokered deposits.

(2)	Total deposits less brokered deposits plus customer sweeps.

(3)	At September 30, 2006, noninterest-bearing totaled $1,261,421, total deposits totaled $9,181,952, and customer funding totaled $8,186,564.

(4)	At December 31, 2005, noninterest-bearing totaled $1,458,914, total deposits totaled $9,234,437, and customer funding totaled $8,201,571.
10

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF WHOLESALE BORROWINGS, CAPITAL, CAPITAL RATIOS, UNREALIZED
LOSSES ON AVAILABLE FOR SALE SECURITIES, AND MARKET RATES FOR
U.S. TREASURY NOTES
(dollars in thousands) (unaudited)

	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06

Types of wholesale borrowings
Short-term borrowings
Federal funds purchased and repurchase agreements	$206,216	$595,272	$654,299	$1,016,470	$920,811
Customer sweeps	648,311	599,021	556,622	479,698	500,288
FHLB advances	—	175,000	75,000	75,000	175,000
Commercial paper	30,828	32,601	32,687	35,584	32,631
Treasury, tax and loan note	752,195	668,687	114,042	781	139,989

Total short-term borrowings	1,637,550	2,070,581	1,432,650	1,607,533	1,768,719
Long-term borrowings
Repurchase agreements	200,000	200,000	200,000	200,000	521,000
FHLB advances	223,087	223,093	328,100	328,107	328,113
Subordinated notes	216,704	242,478	262,067	188,871	188,871
Manditorily redeemable preferred stock of subsidiary	56,800	64,800	64,800	89,800	89,800
Note payable	786	797	808	818	828
Employee stock ownership plan note payable	—	—	50	125	200
Purchase accounting premiums, net of amortization	963	1,035	1,423	1,569	1,663

Total long-term borrowings	698,340	732,203	857,248	809,290	1,130,475

Total borrowings	2,335,890	2,802,784	2,289,898	2,416,823	2,899,194
Less: Customer sweeps	(648,311)	(599,021)	(556,622)	(479,698)	(500,288)
Add: Brokered deposits	2,258,408	1,983,505	2,293,493	1,977,489	1,624,431

Total wholesale borrowings	$3,945,987	$4,187,268	$4,026,769	$3,914,614	$4,023,337

Wholesale borrowings as a percentage of total assets	28.4%	29.7%	28.5%	27.6%	28.3%

Regulatory Capital
Tier 1 capital	$1,117,915	$1,152,663	$1,171,055	$1,115,023	$1,123,448
Tier 2 capital	163,095	161,224	167,521	177,236	179,021

Total risk-based capital	1,281,010	1,313,887	1,338,576	1,292,259	1,302,469

Total risk-weighted assets	11,742,286	11,650,676	11,575,533	11,424,481	11,502,152

Tangible Equity
Shareholders’ equity	$1,550,308	$1,548,252	$1,518,187	$1,561,610	$1,562,032
Intangible assets	(678,182)	(679,669)	(681,483)	(683,611)	(685,568)

Tangible equity	872,126	868,583	836,704	877,999	876,464

Capital Ratios
Total risk-based capital	10.91%	11.28%	11.56%	11.31%	11.32%
Tier 1 risk-based capital	9.52	9.89	10.12	9.76	9.77
Leverage ratio	8.44	8.64	8.73	8.28	8.34
Tangible equity to tangible assets ratio	6.61	6.47	6.22	6.52	6.48
Impact of unrealized (gain) loss	0.21	0.27	0.41	0.26	0.33

Tangible equity to tangible assets ratio, excluding unrealized gain or loss	6.82	6.74	6.63	6.78	6.81

Unrealized Losses on AFS Securities
Gross (included in AFS securities)	$(48,841)	$(61,462)	$(94,586)	$(59,764)	$(75,302)
Net of income tax (included in equity)	(30,765)	(38,717)	(59,565)	(37,601)	(47,378)

Market Rates for U.S. Treasury Notes
Three year	3.07%	4.03%	4.89%	4.54%	4.74%
Five year	3.45	4.23	4.92	4.54	4.70
11

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/07			9/30/07			6/30/07

	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Earning assets
Commercial loans	$7,919,926	$149,001	7.46%	$7,799,177	$154,655	7.87%	$7,724,530	$152,338	7.91%
Consumer loans	1,563,625	28,657	7.27	1,570,591	29,432	7.43	1,584,646	29,382	7.44
Indirect loans	702,721	12,565	7.09	695,686	12,188	6.95	674,961	11,271	6.70
Risk management derivatives tied to loans	—	623		—	(882)		—	(1,030)

Total loans (1)	10,186,272	190,846	7.43	10,065,454	195,393	7.70	9,984,137	191,961	7.71
Investment securities (taxable) (2)	1,885,631	22,431	4.76	2,121,044	25,390	4.79	2,247,092	26,879	4.79
Investment securities (nontaxable) (3)	344,996	4,321	5.01	351,584	4,394	5.00	359,043	4,443	4.95

Total investment securities	2,230,627	26,752	4.80	2,472,628	29,784	4.82	2,606,135	31,322	4.81
Federal funds sold, interest- bearing bank balances, and other temp investments	4,833	64	5.25	6,574	100	6.03	6,376	97	6.10

Total earning assets	12,421,732	217,662	6.96	12,544,656	225,277	7.13	12,596,648	223,380	7.11

Non-earning assets	1,495,654			1,477,862			1,496,431

Total assets	$13,917,386			$14,022,518			$14,093,079

Liabilities and Shareholders’ Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,078,194	$4,606	1.69	$1,122,793	$5,571	1.97	$1,176,182	$6,029	2.06
Savings	164,365	617	1.49	172,110	697	1.61	181,166	736	1.63
Money market	2,195,506	20,883	3.77	2,236,493	22,390	3.97	2,294,181	22,528	3.94
Time deposits, excluding brokered deposits	2,891,656	35,717	4.90	2,905,426	36,594	5.00	2,910,284	36,407	5.02
Brokered deposits	2,426,483	31,430	5.14	2,208,381	29,245	5.25	2,042,664	26,366	5.18

Total interest-bearing deposits	8,756,204	93,253	4.23	8,645,203	94,497	4.34	8,604,477	92,066	4.29
Customer sweeps	590,682	5,977	4.01	559,906	6,237	4.42	496,030	5,528	4.47
Other borrowings (4)	1,645,122	21,972	5.30	1,858,800	26,231	5.60	1,989,109	27,710	5.59

Total interest-bearing liabilities	10,992,008	121,202	4.37	11,063,909	126,965	4.55	11,089,616	125,304	4.53

Noninterest-bearing liabilities
Noninterest-bearing deposits	1,149,816			1,198,350			1,225,075
Other noninterest liabilities	218,796			240,771			231,996

Total liabilities	12,360,620			12,503,030			12,546,687
Shareholders’ equity	1,556,766			1,519,488			1,546,392

Total liabilities and shareholders’ equity	$13,917,386			$14,022,518			$14,093,079

Net interest margin (tax-equivalent)		$96,460	3.09%		$98,312	3.12%		$98,076	3.12%
Less: tax-equivalent adjustment (3)		1,512			1,538			1,555

Net interest income		$94,948			$96,774			$96,521

Supplemental data:
Customerr fundingt (5)	$8,070,219	$67,800	3.33%	$8,195,078	$71,489	3.46%	$8,282,918	$71,228	3.45%
Wholesale borrowings (6)	4,071,605	53,402	5.20	4,067,181	55,476	5.41	4,031,773	54,076	5.38

Total funding (7)	$12,141,824	$121,202	3.96	$12,262,259	$126,965	4.11	$12,314,691	$125,304	4.08

(1)	Nonaccrual loans are included in average balances for yield computations.

(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.

(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.

(4)
During the three months ended December 31, 2007 and September 30, 2007, TSFG capitalized $317,000 and $188,000, respectively, of interest in conjunction with the construction of its expanded corporate facilities.

(5)	Customer funding includes total deposits less brokered deposits plus customer sweeps.

(6)
TSFG defines wholesale borrowings as borrowings less customer sweeps plus brokered deposits. For purposes of this table, wholesale borrowings equal the sum of other borrowings and brokered deposits, as customer sweeps are presented separately.

(7)	Total funding includes customer funding and wholesale borrowings.

Note: Average balances are derived from daily balances.
12

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS - CONTINUED
(dollars in thousands) (unaudited)

	Three Months Ended

	3/31/07			12/31/06

	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Earning assets
Commercial loans	$7,579,574	$148,078	7.92%	$7,371,401	$148,325	7.98%
Consumer loans	1,570,745	28,957	7.48	1,594,047	29,482	7.34
Indirect loans	662,691	10,646	6.52	657,602	10,612	6.40
Risk management derivatives tied to loans	—	(1,053)		—	(1,034)

Total loans (1)	$9,813,010	$186,628	7.71	$9,623,050	$187,385	7.73
Investment securities (taxable) (2)	2,414,896	28,825	4.78	2,503,989	29,876	4.77
Investment securities (nontaxable) (3)	383,804	4,689	4.89	400,117	4,808	4.81

Total investment securities	2,798,700	33,514	4.79	2,904,106	34,684	4.78
Federal funds sold, interest-bearing bank balances, and other temp investments	8,331	141	6.86	11,521	144	4.96

Total earning assets	12,620,041	220,283	7.06	12,538,677	222,213	7.04

Non-earning assets	1,528,013			1,592,004

Total assets	$14,148,054			$14,130,681

Liabilities and Shareholders’ Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,187,239	$5,935	2.03	$1,106,819	$5,770	2.07
Savings	178,940	706	1.60	184,733	687	1.48
Money market	2,377,771	23,537	4.01	2,445,437	24,109	3.91
Time deposits, excluding brokered deposits	2,893,638	35,581	4.99	2,687,712	32,635	4.82
Brokered deposits	1,771,081	22,720	5.20	1,478,336	19,515	5.24

Total interest-bearing deposits	8,408,669	88,479	4.27	7,903,037	82,716	4.15
Customer sweeps	453,928	4,981	4.45	414,742	4,695	4.49
Other borrowings	2,270,120	30,644	5.47	2,645,462	36,465	5.47

Total interest-bearing liabilities	11,132,717	124,104	4.52	10,963,241	123,876	4.48

Noninterest-bearing liabilities
Noninterest-bearing deposits	1,230,320			1,302,329
Other noninterest liabilities	233,248			306,023

Total liabilities	12,596,285			12,571,593
Shareholders’ equity	1,551,769			1,559,088

Total liabilities and shareholders’ equity	$14,148,054			$14,130,681

Net interest margin (tax-equivalent)		$96,179	3.08%		$98,337	3.12%
Less: tax-equivalent adjustment (3)		1,641			1,683

Net interest income		$94,538			$96,654

Supplemental data:
Customer funding (4)	$8,321,836	$70,740	3.45%	$8,141,772	$67,896	3.31%
Wholesale borrowings (5)	4,041,201	53,364	5.36	4,123,798	55,980	5.39

Total funding (6)	$12,363,037	$124,104	4.07	$12,265,570	$123,876	4.01

(1)	Nonaccrual loans are included in average balances for yield computations.

(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.

(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.

(4)	Customer funding includes total deposits less brokered deposits plus customer sweeps.

(5)
TSFG defines wholesale borrowings as borrowings less customer sweeps plus brokered deposits. For purposes of this table, wholesale borrowings equal the sum of other borrowings and brokered deposits, as customer sweeps are presented separately.

(6)	Total funding includes customer funding and wholesale borrowings

Note: Average balances are derived from daily balances.
13

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	12/31/07		9/30/07		6/30/07		3/31/07

		Diluted EPS		Diluted EPS		Diluted EPS		Diluted EPS

Net Income, as Reported (GAAP)	$8,989	$0.12	$25,839	$0.35	$17,930	$0.24	$20,518	$0.27
Non-Operating Items
(Gain) loss on securities	1,288		(287)		2,237		1,385
Employment contract buyouts and severance	—		—		546		1,760
Loss on early extinguishment of debt	499		1,299		231		—
Visa-related litigation	881		—		—		—
Related income taxes	(800)		(314)		(1,008)		(1,065)

Operating Earnings (Net Income, Excluding Non-Operating Items)	10,857	0.15	26,537	0.36	19,936	0.27	22,598	0.30
Amortization of intangibles	1,853		1,907		2,136		2,001
Related income taxes	(377)		(591)		(714)		(677)

Cash Operating Earnings (Net Income, Excluding Non-Operating Items and Amortization of Intangibles)	$12,333	$0.17	$27,853	$0.38	$21,358	$0.29	$23,922	$0.32

Average Common Shares Outstanding, Diluted	72,875,062		73,605,752		74,397,091		75,244,968

Select Balance Sheet (Averages)
Total assets	$13,917,386		$14,022,518		$14,093,079		$14,148,054
Intangible assets	(678,851)		(680,526)		(682,584)		(684,626)

Tangible assets	13,238,535		13,341,992		13,410,495		13,463,428

Shareholders’ equity	1,556,766		1,519,488		1,546,392		1,551,769
Intangible assets	(678,851)		(680,526)		(682,584)		(684,626)

Tangible equity	877,915		838,962		863,808		867,143

Return on Average Assets
GAAP earnings	0.26%		0.73%		0.51%		0.59%
Operating earnings	0.31		0.75		0.57		0.65
Cash operating earnings on average tangible assets	0.37		0.83		0.64		0.72

Return on Average Equity
GAAP earnings	2.29		6.75		4.65		5.36
Operating earnings	2.77		6.93		5.17		5.91
Cash operating earnings on average tangible equity	5.57		13.17		9.92		11.19
14

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	12/31/06		9/30/06		6/30/06		3/31/06

		Diluted EPS		Diluted EPS		Diluted EPS		Diluted EPS

Net Income, as Reported (GAAP) (1)	$23,551	$0.31	$32,165	$0.43	$29,343	$0.39	$27,807	$0.37
Non-Operating Items
Loss (gain) on securities	239		—		(3,601)		(675)
Gain on disposition of assets and liabilities	—		(2,498)		—		—
Loss on sale of indirect auto loans previously HFI	—		—		3,477		—
Employment contract buyouts and severance	4,990		—		—		598
Loss on early extinguishment of debt	821		—		—		—
Related income taxes	(1,952)		767		42		27

Operating Earnings (Net Income, Excluding Non-Operating Items) (1)	27,649	0.37	30,434	0.40	29,261	0.39	27,757	0.37
Amortization of intangibles	2,156		2,204		2,208		2,207
Related income taxes	(279)		(677)		(755)		(763)

Cash Operating Earnings (Net Income, Excluding Non-Operating Items and Amortization of Intangibles)	$29,526	$0.39	$31,961	$0.42	$30,714	$0.41	$29,201	$0.39

Average Common Shares Outstanding, Diluted	75,701,120		75,590,748		75,504,683		75,339,283

Select Balance Sheet (Averages)
Total assets	$14,130,681		$13,973,708		$14,344,435		$14,367,256
Intangible assets	(686,393)		(688,493)		(690,375)		(691,262)

Tangible assets	13,444,288		13,285,215		13,654,060		13,675,994

Shareholders’ equity	1,559,088		1,501,105		1,476,234		1,487,996
Intangible assets	(686,393)		(688,493)		(690,375)		(691,262)

Tangible equity	872,695		812,612		785,859		796,734

Return on Average Assets
GAAP earnings	0.66%		0.91%		0.82%		0.78%
Operating earnings	0.78		0.86		0.82		0.78
Cash operating earnings on average tangible assets	0.87		0.95		0.90		0.87

Return on Average Equity
GAAP earnings	5.99		8.50		7.97		7.58
Operating earnings	7.04		8.04		7.95		7.57
Cash operating earnings on average tangible equity	13.42		15.60		15.68		14.86

(1)	Net income and operating earnings for fourth quarter 2006 included a $5.2 million income tax benefit, or $0.07 per diluted share, related to favorable income tax settlements.
15

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Years Ended December 31,

	2007		2006		2005

		Diluted EPS		Diluted EPS		Diluted EPS

Net Income, as Reported (GAAP)	$73,276	$0.99	$112,866	$1.49	$69,821	$0.94
Non-Operating Items
Change in fair value of interest rate swaps	—		—		13,278
(Gain) loss on securities	4,623		(4,037)		52,139
Gain on disposition of assets and liabilities	—		(2,498)		—
Loss on sale of indirect auto loans previously HFI	—		3,477		—
Employment contract buyouts and severance	2,306		5,588		10,327
Impairment loss from write-down of assets	—		—		917
Merger-related costs	—		—		4,009
Loss on early extinguishment of debt	2,029		821		7,101
Visa-related litigation	881		—		—
Charitable contribution to foundation	—		—		683
Related income taxes	(3,187)		(1,116)		(32,541)
Discontinued operations, net of income tax	—		—		396

Operating Earnings (Net Income, Excluding Non-Operating Items)	79,928	1.08	115,101	1.52	126,130	1.69
Amortization of intangibles	7,897		8,775		8,637
Related income taxes	(2,359)		(2,474)		(2,698)

Cash Operating Earnings (Net Income, Excluding Non-Operating Items and Amortization of Intangibles)	$85,466	$1.15	$121,402	$1.61	$132,069	$1.77

Average Common Shares Outstanding, Diluted	74,085,440		75,542,848		74,594,626

Select Balance Sheet (Averages)
Total assets	$14,044,565		$14,202,649		$14,752,973
Intangible assets	(681,628)		(689,116)		(663,274)

Tangible assets	13,362,937		13,513,533		14,089,699

Shareholders’ equity	1,543,552		1,506,195		1,463,125
Intangible assets	(681,628)		(689,116)		(663,274)

Tangible equity	861,924		817,079		799,851

Return on Average Assets
GAAP earnings	0.52%		0.79%		0.47%
Operating earnings	0.57		0.81		0.85
Cash operating earnings on average tangible assets	0.64		0.90		0.94

Return on Average Equity
GAAP earnings	4.75		7.49		4.77
Operating earnings	5.18		7.64		8.62
Cash operating earnings on average tangible equity	9.92		14.86		16.51
16

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP MEASURES (dollars in thousands) (unaudited)

	Three Months Ended

	12/31/07	9/30/07	6/30/07	3/31/07

Select Financial Data Used in Ratios Calculated Below
Net interest income	$94,948	$96,774	$96,521	$94,538
Tax-equivalent adjustment	1,512	1,538	1,555	1,641

Net interest income (tax-equivalent)	$96,460	$98,312	$98,076	$96,179

Total noninterest income, as reported (GAAP)	$28,741	$29,917	$27,683	$26,970
Adjustments for non-operating items:
(Gain) loss on securities	1,288	(287)	2,237	1,385

Operating noninterest income (noninterest income, excluding non-operating items)	$30,029	$29,630	$29,920	$28,355

Total noninterest expenses, as reported (GAAP)	$80,481	$78,739	$80,151	$81,477
Adjustments for non-operating items:
Employment contract buyouts and severance	—	—	(546)	(1,760)
Loss on early extinguishment of debt	(499)	(1,299)	(231)	—
Visa-related litigation	(881)	—	—	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	79,101	77,440	79,374	79,717
Less: amortization of intangibles	(1,853)	(1,907)	(2,136)	(2,001)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$77,248	$75,533	$77,238	$77,716

Total Revenue (1)
GAAP	$123,689	$126,691	$124,204	$121,508
Operating (2)	126,489	127,942	127,996	124,534

Noninterest Income as a % of Total Revenue (3)
GAAP	23.24%	23.61%	22.29%	22.20%
Operating (2)	23.74	23.16	23.38	22.77

Efficiency Ratios (4)
GAAP	65.07	62.15	64.53	67.05
Operating (2)	62.54	60.53	62.01	64.01
Cash operating (2)	61.07	59.04	60.34	62.41

(1)	The sum of net interest income and noninterest income.

(2)
Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.
17

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP MEASURES (dollars in thousands) (unaudited)

	Three Months Ended

	12/31/06	9/30/06	6/30/06	3/31/06

Select Financial Data Used in Ratios Calculated Below
Net interest income	$96,654	$98,683	$103,122	$102,912
Tax-equivalent adjustment	1,683	1,691	1,728	1,801

Net interest income (tax-equivalent)	$98,337	$100,374	$104,850	$104,713

Total noninterest income, as reported (GAAP)	$29,233	$34,119	$28,315	$26,238
Adjustments for non-operating items:
Loss (gain) on securities	239	—	(3,601)	(675)

Gain on disposition of assets and liabilities	—	(2,498)	—	—

Loss on sale of indirect auto loans previously HFI	—	—	3,477	—

Operating noninterest income (noninterest income, excluding non-operating items)	$29,472	$31,621	$28,191	$25,563

Total noninterest expenses, as reported (GAAP)	$89,998	$79,835	$79,354	$76,752
Adjustments for non-operating items:
Employment contract buyouts and severance	(4,990)	—	—	(598)

Loss on early extinguishment of debt	(821)	—	—	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	84,187	79,835	79,354	76,154
Less: amortization of intangibles	(2,156)	(2,204)	(2,208)	(2,207)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$82,031	$77,631	$77,146	$73,947

Total Revenue (1)
GAAP	$125,887	$132,802	$131,437	$129,150
Operating (2)	127,809	131,995	133,041	130,276

Noninterest Income as a % of Total Revenue (3)
GAAP	23.22%	25.69%	21.54%	20.32%
Operating (2)	23.06	23.96	21.19	19.62

Efficiency Ratios (4)
GAAP	71.49	60.12	60.37	59.43
Operating (2)	65.87	60.48	59.65	58.46
Cash operating (2)	64.18	58.81	57.99	56.76

(1)	The sum of net interest income and noninterest income.

(2)	Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.
18

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP MEASURES (dollars in thousands) (unaudited)

	Years Ended December 31,

	2007	2006	2005	2004	2003

Select Financial Data Used in Ratios Calculated Below
Net interest income	$382,781	$401,371	$409,056	$335,841	$250,890
Tax-equivalent adjustment	6,246	6,903	6,054	4,356	2,681

Net interest income (tax-equivalent)	389,027	408,274	415,110	340,197	253,571
Net cash settlement of certain interest rate swaps included in noninterest income	—	—	10,360	27,560	19,486

Net interest income (tax-equivalent), including net cash settlement of certain interest rate swaps	$389,027	$408,274	$425,470	$367,757	$273,057

Net interest margin (tax-equivalent)	3.10%	3.22%	3.12%	3.06%	3.01%
Net interest margin (tax-equivalent), including net cash settlement of certain interest rate swaps	3.10	3.22	3.20	3.31	3.24

Total noninterest income, as reported (GAAP)	$113,311	$117,905	$43,850	$115,243	$92,841
Adjustments for non-operating items:
Change in fair value of interest rate swaps	—	—	13,278	(2,550)	14,237
(Gain) loss on securities	4,623	(4,037)	52,139	(11,721)	(16,456)
Impairment of perpetual preferred stock	—	—	—	10,367	—
Gain on disposition of assets and liabilities	—	(2,498)	—	(2,350)	(601)
Loss on sale of indirect auto loans previously HFI	—	3,477	—	—	—

Operating noninterest income (noninterest income, excluding non-operating items)	117,934	114,847	109,267	108,989	90,021
Net cash settlement of certain interest rate swaps included in noninterest income	—	—	10,360	27,560	19,486

Operating noninterest income, excluding net cash settlement of certain interest rate swaps	$117,934	$114,847	$98,907	$81,429	$70,535

Total noninterest expenses, as reported (GAAP)	$320,848	$325,939	$316,693	$240,610	$199,272
Adjustments for non-operating items:
Employment contract buyouts and severance	(2,306)	(5,588)	(10,327)	(1,080)	(512)
Merger-related costs	—	—	(4,009)	(7,866)	(5,127)
Impairment recovery (loss) from write-down of assets	—	—	(917)	277	(268)
Conservation grant of land	—	—	—	(3,350)	—
Loss on early extinguishment of debt	(2,029)	(821)	(7,101)	(1,429)	(2,699)
Visa-related litigation	(881)	—	—	—	—
Charitable contribution to foundation	—	—	(683)	—	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	315,632	319,530	293,656	227,162	190,666
Less: amortization of intangibles	(7,897)	(8,775)	(8,637)	(6,043)	(3,433)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$307,735	$310,755	$285,019	$221,119	$187,233

Total Revenue (1)
GAAP	$496,092	$519,276	$452,906	$451,084	$343,731
Operating (2)	506,961	523,121	524,377	449,186	343,592

Noninterest Income as a % of Total Revenue (3)
GAAP	22.84%	22.71%	9.68%	25.55%	27.01%
Operating (2)	23.26	21.95	20.84	24.26	26.20
Operating, excluding net cash settlement of certain interest rate swaps (4)	23.26	21.95	18.86	18.13	20.53

Efficiency Ratios (5)
GAAP	64.68	62.77	69.92	53.34	57.97
Operating (2)	62.26	61.08	56.00	50.57	55.49
Cash operating (2)	60.70	59.40	54.35	49.23	54.49

(1)	The sum of net interest income and noninterest income.

(2)	Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated excluding the net cash settlement of certain interest rate swaps.

(5)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.
19